UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒	FILED by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

DELTA AIR LINES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which the transaction applies:

(2)  Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)  Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 30, 2011. DELTA AIR LINES, INC. DELTA AIR LINES, INC. 1030 DELTA BLVD DEPARTMENT 829 ATLANTA, GA 30354-1989 Meeting Information Meeting Type: Annual Meeting For holders as of: May 2, 2011 Date: June 30, 2011 Time: 8:00 a.m. EDT Location: AXA Equitable Center 787 Seventh Avenue New York, NY 10019 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only notice of the availability of the complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M36037-P11209 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: THE NOTICE OF ANNUAL MEETING PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: M36038-P11209 Have the information that is printed in the box marked by the arrow . .XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow . .XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to the Company,your broker or your investment advisor. Please make the request as instructed above on or before June 16, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the proxy statement for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares if you are eligible to vote in person. Vote By Internet: Tovote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow . .XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials,which will include a proxy card.Return the card in the postage paid envelope.

Voting Items The Board of Directors recommends a vote FOR Proposals 1, 2 and 4 and AGAINST Proposal 5. The Board of Directors recommends a vote for “1 Year” on Proposal 3. 1. DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES: Election of Nominees for Director: 1a. Richard H. Anderson 1b. Edward H. Bastian 1c. Roy J. Bostock 1d. John S. Brinzo 1e. Daniel A. Carp 1f. John M. Engler 1g. Mickey P. Foret 1h. David R. Goode 1i. Paula Rosput Reynolds 1j. Kenneth C. Rogers 1k. Kenneth B. Woodrow DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2. 2. To approve, on an advisory basis, the compensation of Delta’s named executive officers. DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” ON PROPOSAL 3. 3. To recommend, on an advisory basis, the frequency of future advisory votes on executive compensation. DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4. 4. To ratify the appointment of Ernst & Young LLP as Delta’s independent auditors for the year ending December 31, 2011. DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5, WHICH WAS SUBMITTED BY A STOCKHOLDER. 5. Stockholder proposal regarding cumulative voting in the election of directors. M36039-P11209

M36040-P11209